Virtus Emerging Markets Equity Income Fund

and Virtus Essential Resources Fund,

each a series of Virtus Opportunities Trust

Supplement dated March 16, 2017, to the Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund Summary Prospectuses, the Virtus Opportunities Trust Statutory Prospectus and the Statement of Additional Information (“SAI”), each dated January 30, 2017, as supplemented

Important Notice to Investors

Effective March 15, 2017, Virtus Emerging Markets Equity Income Fund and Virtus Essential Resources Fund (the “Funds”), were liquidated. The Funds have ceased to exist and are no longer available for sale. Accordingly, the Funds’ Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VOT 8020/EMEI&ERClosed (3/2017)